

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial  information extracted from the balance sheet of CNL Income Fund XVIII, Ltd. at September 30, 1998, and its statement of income  for the nine  months  then ended and is  qualified  in its  entirety  by reference  to the Form 10Q of CNL Income  Fund XVIII,  Ltd.  for the nine months ended September 30, 1998.
</LEGEND>

<PERIOD-TYPE>                   9-MOS
<FISCAL-YEAR-END>                              DEC-31-1998
<PERIOD-START>                                 JAN-01-1998
<PERIOD-END>                                   SEP-30-1998
<CASH>                                         1,866,555
<SECURITIES>                                   0
<RECEIVABLES>                                  790
<ALLOWANCES>                                   790
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0<F1>
<PP&E>                                         22,564,816
<DEPRECIATION>                                 407,185
<TOTAL-ASSETS>                                 31,426,399
<CURRENT-LIABILITIES>                          0<F1>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     30,556,105
<TOTAL-LIABILITY-AND-EQUITY>                   31,426,399
<SALES>                                        0
<TOTAL-REVENUES>                               2,343,291
<CGS>                                          0
<TOTAL-COSTS>                                  453,362
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                1,889,929
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            1,889,929
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   1,889,929
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Due to the  nature of its  industry,  CNL Income  Fund  XVIII,  Ltd.  has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.

